Exhibit 10(d)
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     This Third Amendment to Sixth Amended and Restated Credit Agreement (this “Third Amendment”) is entered into effective as of the 6th day of February, 2009 (the “Effective Date”), by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).
W I T N E S S E T H
     WHEREAS, Borrower, Parent, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and
     WHEREAS, Parent and Borrower have requested that the Credit Agreement be amended to amend certain terms of the Credit Agreement in certain respects as provided in this Third Amendment; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Parent’s and Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
     “Third Amendment” means that certain Third Amendment to Sixth Amended and Restated Credit Agreement dated as of February 6, 2009 among Borrower, Parent, Administrative Agent and Banks.

     1.2 Amendment to Definitions. The definitions of “Loan Papers” and “Permitted Subordinate Debt” contained in Section 2.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Parent Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     “Permitted Subordinate Debt” means, collectively, (i) Debt of Borrower resulting from a single issue of Borrower’s 7.5% Senior Subordinated Notes Due 2013 in an aggregate outstanding principal balance of not greater than $225,000,000, and which Debt has been assumed by Parent as a co-obligor with Borrower pursuant to that certain First Supplemental Indenture, dated as of December 29, 2003, (ii) Debt of Parent resulting from the issue of Parent’s 7.5% Senior Subordinated Notes Due 2015 in an aggregate outstanding principal amount of not greater than $300,000,000 and (iii) subordinate unsecured Debt of up to $500,000,000 with an interest rate no greater than 15.0% and a maturity date that is no less than 5 years from the date such Debt is incurred; provided that such Debt issued pursuant to this clause (iii) is issued on or prior to April 1, 2009.
     1.3 Amendment to Special Redetermination Provision. Clause (a) of Section 5.3 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     (a) In addition to Scheduled Redeterminations, (1) Borrower and Required Banks shall each be permitted to request a Special Redetermination of the Borrowing Base once in each Fiscal Year, and (2) Banks require a Special Redetermination of the Borrowing Base in connection with any sale, assignment, lease, license, transfer, exchange or other disposition of Barnett Shale Assets permitted by Section 10.5(e), which Special Redetermination shall be requested by Borrower at least two weeks in advance of any such disposition of Barnett Shale Assets so that Banks may redetermine the Borrowing Base in accordance with the procedures and standards set forth in Section 5.2 (after giving effect to the exclusion of the Barnett Shale Assets from the Borrowing Base Properties). Any request by Required Banks pursuant to this Section 5.3(a) shall be submitted to Administrative Agent and Borrower. Any request by Borrower pursuant to this Section 5.3(a) (including any required request resulting from a sale of Barnett Shale Assets) shall be submitted to Administrative Agent and each Bank and at the time of such request Borrower shall (i) deliver to Administrative Agent and each Bank a Reserve Report (which, in the case of a Special Redetermination resulting from a pending proposed disposition of Barnett Shale Assets, shall exclude the Barnett Shale Assets), and (ii) also notify Administrative Agent and each Bank of the Borrowing Base requested by Borrower in connection with such Special Redetermination.
     1.4 Amendment to Borrowing Base Deficiency Provision. Section 5.4 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 5.4 Borrowing Base Deficiency. To the extent a Borrowing Base Deficiency exists after giving effect to any Redetermination (other than a Special Redetermination resulting from a disposition of Barnett Shale Assets), Borrower shall be obligated to eliminate such Borrowing Base Deficiency over a period not to exceed six (6) months from the effective date of such Redetermination by making six (6) mandatory, equal, consecutive, monthly payments of principal on the Revolving Loan, each of which shall be in the amount of one sixth (1/6th) of such Borrowing Base Deficiency, or in the event that the remaining principal outstanding under the Revolving Loan is less than the Borrowing Base Deficiency, then in the amount of one sixth (1/6th) of the remaining principal outstanding under the Revolving Loan. The first of such six (6) payments shall be due on the thirtieth (30th) day following the effective date of each such Redetermination and each subsequent payment shall be due on the same day of each month thereafter (or if there is no corresponding day of any subsequent month, then on the last day of such month) (each such date is referred to herein as a “borrowing base deficiency payment date”). If a Borrowing Base Deficiency cannot be eliminated pursuant to this Section 5.4 by prepayment of the Revolving Loan in full (as a result of outstanding Letter of Credit Exposure), on each borrowing base deficiency payment date, Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 3.1(b), an amount at least equal to one sixth (1/6th) of the balance of such Borrowing Base Deficiency (i.e., one-sixth of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Revolving Loan on the effective date of such Redetermination). Notwithstanding the foregoing, if upon any reduction, adjustment and/or Redetermination of the Borrowing Base pursuant to a Special Redetermination resulting from a disposition of Barnett Shale Assets results in a Borrowing Base Deficiency (or increase in any previously existing Borrowing Base Deficiency), Borrower shall promptly, but in all events prior to or contemporaneously with the consummation of any disposition of Barnett Shale Assets, make a mandatory prepayment of the principal of the Revolving Loan in an amount sufficient to eliminate the Borrowing Base Deficiency existing after giving effect to such Special Redetermination.
     1.5 Amendment to Asset Dispositions Provision. Section 10.5 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
     Section 10.5 Asset Dispositions. Parent and Borrower will not, nor will Parent and/or Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Borrower’s Mineral Interests, (b) the sale, lease, transfer, abandonment, exchange or other disposition of other assets, provided, that the aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) of all assets sold, leased, transferred or disposed of pursuant to this clause (b) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination), (c) the sale, lease, transfer, abandonment or disposition of Unproved Reserves, (d) the sale of volumetric production payments of carbon dioxide pursuant to the express terms of the Genesis Transaction Documents and (e) the sale, assignment, lease, license, transfer, exchange or other disposition by any Credit Party of all or substantially all of its right, title and interest in the Barnett Shale Assets; provided, that, (i) prior to the consummation of any disposition of Barnett Shale Assets, Administrative Agent shall have received certified copies of any and all documents related to such disposition, including, without limitation, all documents, if any, related to a like-kind exchange or reverse like-kind exchange involving the Barnett Shale Assets under Section 1031 of the Code, (ii) prior to or contemporaneously with the consummation of any disposition of Barnett Shale Assets, Borrower shall have complied with the requirements set forth in Section 5.3 hereof, pursuant to which a Special Redetermination shall have been requested at least two weeks in advance of any such disposition of Barnett Shale Assets and the Borrowing Base shall have been redetermined in accordance with the procedures and standards set forth in Section 5.2 (after giving effect to the exclusion of the Barnett Shale Assets from the Borrowing Base Properties), and (iii) if a Special Redetermination is required pursuant to Section 5.3 hereof as a result of such disposition of Barnett Shale Assets and such Special Redetermination results in a Borrowing Base Deficiency, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section 5.4 hereof. In no event will Parent, Borrower or any other Credit Party sell, transfer or dispose of any Equity in any Restricted Subsidiary nor will any Credit Party (other than Parent) issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.
Section 2. Conditions Precedent to Amendment. The amendments contained in Section 1 hereof are subject to the satisfaction of each of the following conditions precedent:
     2.1 Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower, Parent and Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
     2.2 Fees. Borrower shall have paid to Administrative Agent any and all reasonable fees payable to Administrative Agent or the Banks pursuant to or in connection with this Third Amendment in consideration for the agreements set forth herein.
     2.3 No Material Adverse Effect. There shall not have occurred since December 31, 2007 any events that, individually or in the aggregate, have had a Material Adverse Effect.
     2.4 No Default. No Default or Event of Default shall have occurred which is continuing.
Section 3. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Third Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Banks and Administrative Agent as follows:
     3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Parent and Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof.
     3.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Third Amendment are within Parent’s and Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent, Borrower or their Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Parent, Borrower or their Subsidiaries except Permitted Encumbrances.
     3.3 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 4. Miscellaneous.
     4.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     4.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     4.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.
     4.4 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Parent, Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
     4.5 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     4.6 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers on the date and year first above written.
[Signature Pages to Follow]

SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

PARENT: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

BORROWER: DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT
     Each of the undersigned (i) consent and agree to this Third Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC, a Mississippi limited liability company
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

[Signature Page]

SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Phil Rykhoek
Phil Rykhoek,
Senior Vice President and Chief Financial Officer

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian P. Orlando
Brian P. Orlando,
Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name:	David Montgomery

Title:	Director

By:	/s/ Ilene Fowler

Name:	Ilene Fowler

Title:	Director

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

CALYON NEW YORK BRANCH

By:	/s/ Michael D. Willis

Name:	Michael D. Willis

Title:	Director

By:	/s/ David Gurghigian

Name:	David Gurghigian

Title:	Managing Director

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMERICA BANK

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik

Title:	Senior Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Sean Murphy

Name:	Sean Murphy

Title:	Senior Vice President

By:	/s/ Alison Fuqua

Name:	Alison Fuqua

Title:	Assistant Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Christen A. Lacey

Name:	Christen A. Lacey

Title:	Principal

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin

Name:	Julia R. Franklin

Title:	Assistant Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

COMPASS BANK

By:	/s/ Greg Determann

Name:	Greg Determann

Title:	Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ David Brooks

Name:	David Brooks

Title:	Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ W. Keith Buchanan

Name:	W. Keith Buchanan

Title:	Managing Director

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Angela McCracken

Name:	Angela McCracken

Title:	Senior Vice President

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SIGNATURE PAGE TO
THIRD AMENDMENT TO SIXTH AMENDED
AND RESTATED CREDIT AGREEMENT

BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tyler Faverbach

Name:	Tyler Faverbach

Title:	Vice President

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